Fact Pattern #1:

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Distressed borrower owns land that is pledged to secure the loan related to the asset in the Farmer Mac trust, and that land has significantly appreciated in market value since the origination of the loan.

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Distressed borrower exercises its borrower rights to propose a restructuring of the loan that includes a partial release of a significant amount of collateral in order to use the released collateral to obtain an operating loan from the lender/servicer.

•	The borrower can use the proceeds from this operating loan to maintain the viability of the borrower’s operations and make timely payment on the original agricultural mortgage loan.

•	This request is easily substantiated on paper given the steady appreciation in agricultural land values over the past decade.

•	Farmer Mac does not concur with this request because it reduces the amount of collateral securing the loan.

•	Farm Credit System lender/servicer’s Credit Review Committee approves borrower’s restructure request without Farmer Mac’s consent.
Possible outcome:

•	Three years after the partial release of collateral, agricultural land values drop significantly.

•	Borrower is once again distressed.

•	Farmer Mac and Farm Credit System lender/servicer mutually agree on foreclosure action.

•	Farmer Mac incurs a loss due to the previous partial release.

Fact Pattern #2:

•	At the time the loan was made, the loan-to-value ratio (“LTV”) was 75% based on the value of the property located in California.

•	Several years after loan origination, the borrower defaults on the loan and the current LTV is 110% due to a significant drop in land values since loan origination.

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In California, foreclosure can be done both non-judicially and judicially.  Non-judicial foreclosure is a shorter, less expensive process under which title to the property can be obtained in about 4 months, but no deficiency judgment can be obtained against the borrower through that process.  Judicial foreclosure is a longer more expensive process that often involves more than a year of litigation, especially if the borrower brings counterclaims as part of foreclosure proceeding, but that process permits the holder of a note to obtain a deficiency judgment against the borrower.

Possible outcome:

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The lender/servicer recommends non-judicial foreclosure based on its experience, citing the delay and expense involved in judicial foreclosure and the uncertainty involved in being able to enforce any judgment obtained against the borrower.  Farmer Mac wants to pursue judicial foreclosure because it does not want to take a loss on the sale of the property and wants a deficiency judgment against the borrower to cover the shortfall.

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If the lender/servicer did not have any borrower relationship or economic interest in the matter, it would likely defer to Farmer Mac’s desire to pursue judicial foreclosure, but it is possible that the lender/servicer could have an interest that is not completely aligned with Farmer Mac’s interest.  For example, a borrower could have a $5 million mortgage loan that is in the Farmer Mac trust and also have other mortgage and operating loans with the lender/servicer totaling another $45 million.  If the borrower is not worried about losing the property that secures the loan in the Farmer Mac trust (e.g., possibly in a divorce scenario), the lender/servicer does not have an interest in following Farmer Mac’s desire to pursue a deficiency judgment in a judicial foreclosure because it could ruin the relationship on the other $45 million of loans.  The lender/servicer could also be motivated by suggesting to Farmer Mac a course of action that removes Farmer Mac as a decision maker in the total lending relationship so that the lender/servicer can pursue the collection of its other loans without the involvement or consent of Farmer Mac.